John Hancock Declaration Trust
                 Supplement to the Prospectus dated May 1, 2000

John Hancock V.A. Financial Industries Fund

Shareholders of record on September 12, 2000 will be asked to eliminate the investment restriction requiring John Hancock V.A. Financial Industries Fund to invest more than 25% of its assets in the banking industry. If this change is approved by shareholders, the first paragraph of the "Goal and Strategy" section will be deleted and replaced with the following:

         The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.


September 13, 2000